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                                                                    EXHIBIT 99.2

                                    AGREEMENT

     The registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule to each of the Agreement and Plan of Merger, dated as of September 17, 2001, by and among divine, inc., DI2 Acquisition Company, and Eprise Corporation, and related documents.

Dated: September 20, 2001

                                             divine, inc.

                                             By:  /s/ Michael P. Cullinane
                                                  ------------------------------
                                                  Michael P. Cullinane
                                                  Executive Vice President,
                                                  Chief Financial Officer, and
                                                  Treasurer